UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 2, 2008 (July 1, 2008)
T-3 ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	Commission File No.: 000-19580	76-0697390 (IRS Employer Identification No.)
7135 Ardmore, Houston, Texas 77054
(Address of principal executive offices and zip code)
(713) 996-4110
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
Certain Changes to Management Composition.
     On July 2, 2008, T-3 Energy Services, Inc. (the “Company”) announced certain changes to the Company’s management composition.
     Mr. Michael T. Mino, the Company’s current Vice President and Chief Financial Officer, has been appointed to the position of Vice President-Special Projects effective July 1, 2008.
     Mr. Mino’s decision to realign his position within the Company did not involve any disagreement with the Company or any matter relating to the Company’s operations, policies or practices.
     Mr. James M. Mitchell, age 40, will replace Mr. Mino as the Company’s Chief Financial Officer and will also serve as the Company’s Senior Vice President. On July 1, 2008, the Board, upon recommendation of the Compensation Committee of the Board (the “Compensation Committee”), approved the appointment of Mr. Mitchell as Senior Vice President and Chief Financial Officer effective July 1, 2008. Mr. Mitchell previously served at Pride International Inc., where he was Chief Financial Officer for Latin America Land and E&P Services from January 2007 until after the sale of that business in August 2007. Prior to that, Mr. Mitchell worked at Grant Prideco from 1999 until 2007, where he most recently served as Treasurer and Director of Investor Relations. Before that, Mr. Mitchell was employed by Azurix, Inc. from 1998 to 1999 as Director of International Tax, and by EVI, Inc. from 1997 to 1998 as Director of Tax. Mr. Mitchell started his career in 1991 with approximately six years at Arthur Andersen LLP, rising to International Tax Manager.
     Mr. Mitchell has no relationships or related party transactions with T-3 Energy Services, Inc. that are required to be disclosed pursuant to either Item 401(d) or 404(a) of Regulation S-K.
Employment Agreement
     In connection with his appointment as Senior Vice President and Chief Financial Officer, Mr. Mitchell entered into an Employment Agreement with the Company dated July 1, 2008 (the “Employment Agreement”) to reflect such appointment. The Employment Agreement has a two (2) year term with an annual base salary of Two Hundred Fifty Thousand Dollars ($250,000), subject to adjustment under the Company’s periodic compensation review procedure, and an annual bonus to be awarded based on the achievement of annual incentive performance targets established annually by the Board. The annual bonus payable under the Employment Agreement for each fiscal year will be determined as follows: (i) no annual bonus if the performance threshold is not met; (ii) 60% of base salary for achievement of the performance threshold; (iii) 80% of base salary for achievement of the performance target; and (iv) 100% of base salary for achievement of the maximum target. The Compensation Committee will determine whether the performance goals have been met for a fiscal year and the amount of any annual bonus for such fiscal year. In addition, Mr. Mitchell will be eligible to participate in other benefit programs available to employees generally, including life, disability, medical and dental insurance and vacation benefits.
     Mr. Mitchell is also eligible for a long-term incentive award in accordance with the terms and conditions of the Company’s 2002 Stock Incentive Plan (previously filed as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 21, 2006). Mr. Mitchell’s long-term incentive award will be based on such incentive performance target(s) as may be established from time to time by the Board. The maximum long-term incentive award payable to Mr. Mitchell during his term of employment, if any, will be 100% of his target award, if the performance goals for such award are met in full or exceeded. The long term incentive award payable to Mr. Mitchell, if any, will be paid in any combination of stock options, restricted stock or other equity-based awards as the Compensation Committee may determine. The value of stock options, restricted stock or other equity-based awards will be determined by the Board or a committee thereof.
     The foregoing description of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement, which is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.
Restricted Stock Award Agreement
     Also in connection with Mr. Mitchell’s appointment as Senior Vice President and Chief Financial Officer, the Board, upon recommendation of the Compensation Committee, approved an award of ten thousand (10,000) shares of the Company’s restricted common stock to Mr. Mitchell pursuant to a Restricted Stock Award Agreement, dated July 1, 2008 (the “Restricted Stock Award Agreement”). The grant will vest in accordance with the terms and conditions of the Company’s 2002 Stock Incentive Plan and as defined in the Restricted Stock Award Agreement and be conditioned upon the Mr. Mitchell’s continued employment with the Company as of each vesting date.
     The foregoing description of the Restricted Stock Award Agreement is qualified in its entirety by reference to the full text of the Restricted Stock Award, which is attached as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

ITEM 7.01	REGULATION FD DISCLOSURE.
     On July 2, 2008, the Company issued a press release announcing the management changes discussed above. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K under this heading, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits:

10.1	Employment Agreement, by and between T-3 Energy Services, Inc. and James M. Mitchell, dated July 1, 2008.

10.2	Restricted Stock Award Agreement of James M. Mitchell, dated July 1, 2008.

99.1	Press release, dated July 2, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T-3 Energy Services, Inc.

By:	/s/ James M. Mitchell Name: James M. Mitchell
Title: Senior Vice President and Chief Financial Officer

Date: July 2, 2008.

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Employment Agreement, by and between T-3 Energy Services, Inc. and James M. Mitchell, dated July 1, 2008.

10.2	Restricted Stock Award Agreement of James M. Mitchell, dated July 1, 2008.

99.1	Press release, dated July 2, 2008.